Vanguard FTSE Social Index Fund

Supplement Dated March 23, 2020, to the Prospectus and Summary Prospectus Dated December 20, 2019

On December 17, 2019, FTSE Group announced that it would revise the methodology for the FTSE4Good US Select Index, the index tracked by Vanguard FTSE Social Index Fund, to update the environmental, social, and governance (ESG) screens, and that the timing of the index reviews will move from annually to quarterly. These changes are now effective.

Accordingly, effective immediately, the following changes are made to the Fund's prospectus and summary prospectus.

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading "Principal Investment Strategies" in the Fund Summary section:

The Fund employs an indexing investment approach designed to track the performance of the FTSE4Good US Select Index. The Index, which is market-capitalization weighted, is composed of large- and mid-cap stocks of companies that are screened for certain environmental, social, and corporate governance (ESG) criteria by the Index sponsor, which is independent of Vanguard. The FTSE4Good US Select Index excludes stocks of companies that FTSE Group (FTSE) determines engage in the following activities: (i) produce adult entertainment; (ii) produce alcoholic beverages; (iii) produce tobacco products; (iv) produce (or produce specific and critical parts or services for) nuclear weapon systems, chemical or biological weapons, cluster munitions, and anti-personnel mines; (v) produce other weapons for military use; (vi) produce firearms or ammunition for non-military use; (vii) own proved or probable reserves in coal, oil, or gas, or any company that FTSE determines has a primary business activity in: (a) the exploration and drilling for, as well as producing, refining, and supplying, oil and gas products, (b) the supply of equipment and services to oil fields and offshore platforms, (c) the operations of pipelines carrying oil, gas, or other forms of fuel, (d) integrated oil and gas companies that provide a combination of services listed in (a)-(c) above, including the refining and marketing of oil and gas products, or (e) the exploration for or mining of coal; (viii) provide gambling services; and (ix) generate revenues from nuclear power production. The Index methodology also excludes the stocks of companies that, as FTSE determines, do not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles, as well as companies that do not meet certain diversity criteria. The components of the Index are likely to change over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

For additional details regarding the Index methodology, please see the Methodology section of FTSE's website for the FTSE4Good Index Series.

Prospectus Text Changes

The following replaces similar text under the heading "Security Selection" in the More on the Fund section:

The FTSE4Good US Select Index. The FTSE4Good US Select Index is maintained by FTSE, a widely known global index provider. The FTSE4Good US Select Index excludes stocks of companies that FTSE determines engage in the following activities: (i) produce adult entertainment; (ii) produce alcoholic beverages; (iii) produce tobacco products; (iv) produce (or produce specific and critical parts or services for) nuclear weapon systems, chemical or biological weapons, cluster munitions, and anti-personnel mines; (v) produce other weapons for military use; (vi) produce firearms or ammunition for non-military use; (vii) own proved or probable reserves in coal, oil, or gas, or any company that FTSE determines has a primary business activity in: (a) the exploration and drilling for, as well as producing, refining, and supplying, oil and gas products, (b) the supply of equipment and services to oil fields and offshore platforms, (c) the operations of pipelines carrying oil, gas, or other forms of fuel, (d) integrated oil and gas companies, that provide a combination of services listed in (a)-(c) above, including the refining and marketing of oil and gas products, or (e) the exploration for or mining of coal; (viii) provide gambling services; and (ix) generate revenues from nuclear power production. The Index methodology also excludes the stocks of companies that, as FTSE determines, do not meet the labor, human rights, environmental, and anti-corruption standards as defined by the United Nations Global Compact Principles, as well as companies that fail to meet two of the following three diversity criteria: (1) at least one woman on the board; (2) diversity policies in place; and (3) diversity management systems in place. FTSE analyzes various factors in determining whether a company meets the Index's ESG criteria and/or falls within a particular industry, including whether the company has a certain amount of revenue derived from an industry, the company's level of activity in an industry, and the severity of certain controversies. For additional details regarding the Index methodology, please see the Methodology section of FTSE's website for the FTSE4Good Index Series. The components of the Index are reconstituted on a quarterly basis, and are likely to change over time.

Additional information related to the United Nations Global Compact Principles is available at https://www.unglobalcompact.org/what-is-gc/mission/principles.

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PS 513A 032020